RESTRICTIVE COVENANTS AGREEMENT This RESTRICTIVE COVENANTS AGREEMENT (this “Agreement”), dated as of August [__], 2018, by and among (a) NXOF Intermediate Holdings, Inc., a Delaware corporation (“Buyer”), (b) NextiraOne Federal, LLC, a Delaware limited liability company (the “Company”), and (c) Black Box Corporation, a Delaware corporation (the “Restricted Party”). Buyer, the Company, and the Restricted Party, are each a “Party” and collectively, the “Parties.” W I T N E S S E T H: WHEREAS, pursuant to the Membership Interest Purchase Agreement, dated as of August 17, 2018 (as such agreement may be amended or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), by and among Buyer, Restricted Party and Norstan Communications, Inc., a Minnesota corporation (“Seller”), Buyer will purchase from Seller, and Seller will sell to Buyer, all of the issued and outstanding membership interests of the Company for the consideration described therein (the “Transaction”). WHEREAS, the Parties are entering into this Agreement for the purpose of preserving the proprietary rights, going business value and goodwill of the Company by assuring that neither the Restricted Party nor any of its controlled Affiliates (a) use or disclose any Confidential Information, (b) compete with the Company and its Subsidiaries or (c) solicit to hire or hire certain employees of the Company and its Subsidiaries (after giving effect to the consummation of the Transaction), except as expressly permitted by this Agreement. WHEREAS, the execution of this Agreement by the Restricted Party constitutes a material inducement to Buyer to execute, deliver and consummate the transactions contemplated by the Purchase Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Buyer, the Company and the Restricted Party, intending to be legally bound, hereby covenant and agree as follows: 1. Definitions. Capitalized terms used but not defined herein shall have such meanings ascribed to them in the Purchase Agreement. As used herein, the following terms shall have the following meanings: (a) “Business” means the business engaged in by the Company and the Subsidiary as of the date of this Agreement, being the development, design and provision of systems integration services and managed services to support the modernization of voice, data and video communications systems, command and control solutions, extensible data center operations, physical security solutions and applications and systems that enable mission critical capabilities across U.S. Department of Defense and U.S. Federal Government civilian government agencies. Notwithstanding the foregoing, the term Business shall not include products sold by Restricted Party’s Technology Product Solutions business where sales of services are incidental to the sale of the products. (b) “Change of Control” means any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 50% or more of the voting capital stock of the Restricted Party. 1

(c) “Confidential Information” means any information concerning the Company and its current or future subsidiaries or the financial condition, business, operations or prospects of the Company and its current or future subsidiaries or business that is confidential or proprietary to the Company or the Subsidiary, provided that the term “Confidential Information” does not include information that Restricted Party can reasonably demonstrate (i) is or becomes generally available and known to the public other than as a result of a disclosure by such Restricted Party or any of its controlled Affiliates or Representatives in violation of this Agreement, (ii) was or becomes available to such Restricted Party on a non-confidential basis from a source other than the Company or any of its Subsidiaries or any of their respective Representatives or (iii) is independently developed or acquired by Restricted Party or its controlled Affiliates without use of, or reference to, any Confidential Information, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Restricted Party’s knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another person. (d) “controlled” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, acting as general partner of a limited partnership or managing member of a limited liability company, by contract or otherwise. (e) “Representatives” means, with respect to any Person, its partners, directors, officers, employees, agents, counsel, investment advisers or representatives. 2. Non-Competition, Non-Solicitation and Non-Hire Covenants. The Restricted Party acknowledges and agrees that it will receive a direct and substantial benefit from the transactions contemplated by the Purchase Agreement and that execution and delivery of this Agreement is a condition to Buyer’s obligation to enter into the Purchase Agreement and to consummate the transactions contemplated thereby. Accordingly, and in order to protect the Confidential Information, goodwill and employee relationships of the Company and its Subsidiary, and in return for new and valuable consideration set forth in this Agreement and the Purchase Agreement, the Parties agree as follows: (a) Non-Competition: During the period commencing on the date of this Agreement and ending on the fifth anniversary of the Closing Date (except (and then only to the extent) as set forth below) the Restricted Party and each of its controlled Affiliates shall not do any of the following: (i) directly or indirectly, own, operate or manage, conduct or participate or engage in, or bid for, invest in or otherwise pursue a business, company, partnership, organization, proprietorship, or other Person, that is engaged in, or owns or controls any Person that is engaged in, the Business in any jurisdiction where the Company or its Subsidiary markets, sells, or solicit customers for its products; and (ii) directly or indirectly, individually or on the account of any other Person, with respect to the Business, solicit business from any customer set forth on Exhibit A hereto, or otherwise interfere with the business relationship between the Company or any of its subsidiaries, and any such customer. In addition, and without limiting the prohibitions in Section 2, for the period equal to the lesser of (i) three (3) years following the consummation of the Change of Control or (ii) five (5) years from the date of this Agreement, the Restricted Party shall not, and shall cause each of its Affiliates (whether or not a Controlled Affiliate) not to, use the name or trade name “Black Box” to engage in any of the activities prohibited under Section 2(a)(i). 2

(b) Non-Solicitation and No-Hire: (i) The Restricted Party shall not, and shall cause its Affiliates not to, (A) for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, either alone or in concert with others, directly or indirectly (1) hire, solicit for employment or attempt to hire or solicit for employment, whether or not for consideration, any Person who is a manager, director, vice president or senior vice president, of the Company or the Subsidiary, in each case, as of the Closing Date or (2) induce or attempt to induce any such Person to terminate his or her employment or other relationship with the Company or its Subsidiary, or take any action to materially assist or aid any other Person in identifying, hiring or soliciting any such Person; or (B) for the period commencing on the Closing Date and ending six months following the Closing Date, either alone or in concert with others, directly or indirectly (1) hire, solicit for employment or attempt to hire or solicit for employment, whether or not for consideration, any employee of the Company or the Subsidiary not otherwise described in subsection (i)(A)(1) above, in each case, as of the Closing Date or induce or attempt to induce any such Person to terminate his or her employment or other relationship with the Company or the Subsidiary, or take any action to materially assist or aid any other Person in identifying, hiring or soliciting any such Person. Notwithstanding the foregoing, Restricted Party and its controlled Affiliates shall not be restricted from (A) engaging in general or public solicitations or advertising not targeted at such Persons described in subsections (i)(A)(1) and (i)(B)(1) above or (B) hiring any such Person who has terminated his or her relationship with the Company or the Subsidiary no less than three months prior to the initial solicitation by Restricted Party or its controlled Affiliates, as applicable. (ii) Neither Buyer nor the Company shall, and shall cause their respective controlled Affiliates not to, (A) for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, either alone or in concert with others, directly or indirectly (1) hire, solicit for employment or attempt to hire or solicit for employment, whether or not for consideration, any Person who is a manager, director, vice president or senior vice president, of Restricted Party or its controlled Affiliates, in each case, as of the Closing Date or (2) induce or attempt to induce any such Person to terminate his or her employment or other relationship with Restricted Party or its controlled Affiliates, or take any action to materially assist or aid any other Person in identifying, hiring or soliciting any such Person; or (B) for the period commencing on the Closing Date and ending six months following the Closing Date, either alone or in concert with others, directly or indirectly (1) hire, solicit for employment or attempt to hire or solicit for employment, whether or not for consideration, any employee of the Restricted Party or its controlled Affiliates not otherwise described in subsection (ii)(A)(1) above, in each case, as of the Closing Date or (2) induce or attempt to induce any such Person to terminate his or her employment or other relationship with Restricted Party or its controlled Affiliates, or take any action to materially assist or aid any other Person in identifying, hiring or soliciting any such Person. Notwithstanding the foregoing, none of Buyer and the Company nor their respective controlled Affiliates shall be restricted from (A) engaging in general or public solicitations or advertising not targeted at such Persons described in subsections (ii)(A)(1) and (ii)(B)(1) above or (B) hiring any such Person who has terminated his or her relationship with Restricted Party or its controlled Affiliates no less than three months prior to the initial solicitation by Buyer, the Company or their respective controlled Affiliates, as applicable. (c) The Restricted Party acknowledges and agrees that the time, scope, geographic area and other provisions of this Section 2 have been specifically negotiated and the Restricted Party agrees that the restrictions and covenants contained in this Section 2 are reasonable and necessary for the protection of the legitimate business interests and goodwill of the Company and any Subsidiary or Affiliate thereof, and that such covenants were material to Buyer’s decision to enter into the Purchase Agreement. 3

Notwithstanding any other provision in this Agreement to the contrary, Section 2(a)(i) and Section 3 of this Agreement shall automatically terminate and have no further force or effect upon the earlier of (x) the date that is 36 months after the date of the consummation of a Change of Control or (y) the fifth anniversary of the Closing Date. 3. Non-Disparagement Covenant. Neither the Restricted Party or any of its controlled Affiliates, on the one hand, nor the Buyer, the Company or any of their respective controlled Affiliates, on the other hand, shall each directly or indirectly, in its own capacity or through another Person, make or publish derogatory or disparaging comments about the other Party or any of (a) its officers, directors, employees, shareholders, members or agents, individually and in their official capacities, or (b) its products. The foregoing will not restrict or impede any Party or its controlled Affiliates from exercising protected legal rights to the extent that such rights cannot be waived by agreement or from providing truthful statements in response to any Governmental Entity, subpoena power, legal process, testimony or filings. 4. Confidentiality. The Restricted Party agrees that Confidential Information has been made available to such Restricted Party in connection with its ownership of the Company. The Restricted Party acknowledges and agrees that it will not directly or indirectly (i) for a period of five (5) years, use all or any portion of the Confidential Information to evaluate or engage in any business competitive with the Business or (ii) disclose or otherwise make available Confidential Information to any Person, provided that Confidential Information may be disclosed (i) to such Restricted Party’s Representatives, and (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such Restricted Party is subject), provided that such Restricted Party gives the Company prompt notice of such request(s), to the extent practicable (and not prohibited by law), so that the Company may seek, at its expense, an appropriate protective order or similar relief (and such Restricted Party shall cooperate with such efforts by the Company). The foregoing shall not apply (and the Restricted Party shall be permitted to disclose Confidential Information) (i) as may be required (as advised to the Restricted Party by its outside legal counsel) to comply with, and not be in violation of, the requirements of applicable law (including securities laws, rules and regulations) or the rules or regulations of any applicable stock exchange or (ii) in the event of any request by a regulatory body having oversight of Restricted Party or its controlled Affiliates or Representatives in connection with an ordinary course audit or review not specifically targeted at the Confidential Information or the Company or the Subsidiary. If, in the absence of a protective order or other appropriate remedy hereunder, Restricted Party or its controlled Affiliates or Representatives are nonetheless compelled to disclose any Confidential Information, then Restricted Party or its Representatives may disclose such portion of the Confidential Information as is legally required to be disclosed without liability under this Agreement; provided that Restricted Party will furnish only that portion of the Confidential Information which it is advised by outside legal counsel it is legally required and shall use commercially reasonable efforts to obtain assurances that such Confidential information will be accorded confidential treatment. 5. Miscellaneous. (a) Remedies. The Parties agree that each Party will suffer irreparable damage in the event that any of the provisions of this Agreement are not performed in accordance with their respective terms, or are otherwise breached or violated, and that money damages or other legal remedies will not be an adequate remedy for any such damages. Accordingly, each Party acknowledges and hereby agrees that in the event of any breach or threatened breach by any Party of its covenants or obligations set forth in this Agreement, each Party shall be entitled to obtain an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such Party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance 4 with, the covenants and obligations of such Party under this Agreement. Each Party hereby agrees that the only permitted objection that it may raise in response to any action for the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement is that it contests the existence of a breach or threatened breach of this Agreement, and each Party hereby waives any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. (b) Severability; Modification. Each of the Parties to this Agreement recognizes and acknowledges that the covenants and provisions contained in this Agreement are properly required for the adequate protection of the Company and Buyer, and the goodwill and Confidential Information to be acquired by Buyer as part of the Transaction. Each of the Parties to this Agreement also recognizes and acknowledges that the covenants and provisions contained in this Agreement are an inherent part of the transactions contemplated by the Purchase Agreement and are accepted as part of the consideration paid. Consequently, if any court determines that any part of this Agreement, including any of the covenants set forth in Section 2, or any part thereof, is invalid or unenforceable, the remainder of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the covenants set forth in Section 2, or any part thereof, is unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced. Should any court refuse to enforce or reform any such covenant, then such unenforceable covenant (or portion thereof) shall be severed from this Agreement and the remaining covenants shall be enforceable and valid. The Restricted Party hereby waives any and all right to attack the validity of the covenants set forth in Section 2 on the grounds of the breadth of their geographic scope and/or the length of their term. (c) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without giving effect to the principles of conflicts of law thereunder. (d) CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE PARTIES IRREVOCABLY (I) ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF THESE COURTS; (II) WAIVE ANY OBJECTIONS WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (I) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; (III) AGREE THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT THEIR RESPECTIVE ADDRESSES PROVIDED IN ACCORDANCE WITH SECTION 5(i); AND (IV) AGREE THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY SUCH JUDICIAL PROCEEDING OR OTHER ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT. 5

(e) Entire Agreement; No Other Representations. This Agreement, the Purchase Agreement and the other documents delivered by the parties hereto in connection herewith and therewith, contain the complete agreement among the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior agreements and understandings among the parties hereto with respect thereto. The parties acknowledges that no promises, covenants or representations, oral or written, have been made other than those expressly stated herein, and that none of the parties has not relied on any other promises, covenants or representations in signing this Agreement. (f) No Waiver. The failure of any Party to insist, in any one or more instances, upon the strict performance of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any right hereunder nor of the future performance of any such terms and conditions. (g) Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of Buyer, the Company and the Restricted Party. (h) Breach of this Agreement by an Affiliate of a Party. Each of the Parties shall be responsible for any breach of or noncompliance with the terms of this Agreement by any of his or its Affiliates. (i) Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) when sent by facsimile (with written confirmation of transmission), (c) upon receipt of confirmation of successful transmission when sent by electronic mail or (d) one (1) Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): If to the Restricted Party: Black Box Corporation 1000 Park Drive Lawrence, PA 15055 Attn: Ron Basso With copies to: Jones Day 500 Grant Street, Suite 4500 Pittsburgh, PA 15219 Attn: David Grubman Fax: (412) 394-7959 and with respect to Buyer to such address as Buyer notifies the Restricted Party (from time to time) in writing as above provided, or with respect to the Restricted Party to such other address as the Restricted Party notifies Buyer in writing as above provided. (j) Assignment. No Party shall assign all or any part of this Agreement, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Parties (which consent may be withheld for any reason) and any assignment or delegation made without such consent shall be void, except that the Buyer may assign its rights and obligations hereunder to any of its lenders as collateral security, without the consent of any other Person. Subject to the foregoing, this 6

Agreement shall be binding upon and inure to the benefit of each Party and his or its respective successors and assigns. (k) No Third Party Beneficiaries. With the exception of the parties hereto, there shall exist no right of any Person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement. (l) Termination. Notwithstanding anything herein to the contrary, if the Purchase Agreement is validly terminated prior to the occurrence of the Closing thereunder, then this Agreement automatically shall terminate and be of no further force and effect. (m) Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement. (n) Counterparts. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by electronic mail delivery of a “.pdf” format (or similar format) data file, shall be treated in all manner and respects as an original agreement or instrument and shall have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail transmission of a “.pdf” format (or similar format) data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail transmission of a “.pdf” format (or similar format) data file as a defense to the formation of a contract and each Party forever waives any such defense. * * * 7

IN WITNESS WHEREOF, the Parties have executed this Restrictive Covenants Agreement as of the day and year first written above. NXOF INTERMEDIATE HOLDINGS, INC.: By: _________________________________________ Name: Title:

COMPANY: NEXTIRAONE FEDERAL, LLC By: _________________________________________ Name: Title: 9

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